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                                                                     EXHIBIT (s)

                                POWER OF ATTORNEY

     We, the undersigned officers and Trustees of Eaton Vance Enhanced Equity Income Fund II, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes or James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, Registration Statements and any and all amendments (including post-effective amendments) to such Registration Statements on Form N-2 filed by Eaton Vance Enhanced Equity Income Fund II with the Securities and Exchange Commission in respect of any class of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

         Signature                        Title                        Date
         ---------                        -----                        ----

/s/ Duncan W. Richardson          President and Principal      December 20, 2004
-----------------------------       Executive Officer
Duncan W. Richardson

/s/ James L. O'Connor             Treasurer and Principal      December 20, 2004
------------------------------    Financial and Accounting
James L. O'Connor                         Officer

/s/ James B. Hawkes                       Trustee              December 20, 2004
------------------------------
James B. Hawkes

/s/ Samuel L. Hayes, III                  Trustee              December 20, 2004
------------------------------
Samuel L. Hayes, III

/s/ William H. Park                       Trustee              December 20, 2004
-----------------------------
William H. Park

/s/ Ronald A. Pearlman                    Trustee              December 20, 2004
-----------------------------
Ronald A. Pearlman

/s/ Norton H. Reamer                      Trustee              December 20, 2004
-----------------------------
Norton H. Reamer

/s/ Lynn A. Stout                         Trustee              December 20, 2004
-----------------------------
Lynn A. Stout